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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          SPECTRA-PHYSICS LASERS, INC.




             (Exact name of registrant as specified in its charter)


                 Delaware                                  77-0264342
 (STATE OF INCORPORATION OR ORGANIZATION)      (IRS Employer Identification No.)

            1335 Terra Bella Avenue
                  Building 7
               Mountain View, CA                           94043
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (Zip Code)


IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(B) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(C), PLEASE CHECK THE FOLLOWING BOX. [ ]

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(G) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(D), PLEASE CHECK THE FOLLOWING BOX. [ X ]

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
333-38329

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

              TITLE OF EACH CLASS                             Name of each exchange on which
              TO BE SO REGISTERED                             each class is to be registered
                     None                                                  None


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                  Common Stock,
                            $.01 par value per share


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

               Reference is hereby made to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-38329)(the "Registration Statement"), as filed on November 26, 1997, and particularly to the description of the Registrant's Common Stock, par value $.01 per share set forth under the caption "Description of Capital Stock" beginning on page 53 thereof. Such Amendment No. 1 to the Registration Statement is hereby incorporated by reference herein.

Item 2.        Exhibits.

        The following exhibits are filed as a part of this registration statement:


               2.1 Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 3.1 of Registrant's Registration Statement on Form S-1 (File No. 333-38329)).

               2.2 Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 of Registrant's Registration Statement on Form S-1 (File No. 333-38329)).

               2.3 Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 of Registrant's Registration Statement on Form S-1 (File No. 333-38329)).

               2.4 Form of Registration Rights Agreement between Spectra-Physics Holdings USA, Inc. and the Registrant.


                                       2


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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            SPECTRA-PHYSICS LASERS, INC.
                                            ----------------------------
                                                  (Registrant)


Date: December 4 , 1997                     By:   /s/ Patrick L. Edsell
                                               ------------------------------
                                               Name:  PATRICK L. EDSELL
                                               Title: Chairman, President and
                                                      Chief Executive Officer


                                       3


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                                 Exhibit Index
                                 -------------



              Exhibit
              Number                    Description
              ------                    -----------
               2.1            Certificate of Incorporation of the Registrant, as
                              amended (incorporated by reference to Exhibit 3.1
                              of Registrant's Registration Statement on Form S-1
                              (File No. 333-38329)).

               2.2 Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 of Registrant's
                              Registration Statement on Form S-1 (File No.
                              333-38329)).

               2.3 Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 of Registrant's
                              Registration Statement on Form S-1 (File No.
                              333-38329)).

               2.4            Form of Registration Rights Agreement between
                              Spectra-Physics Holdings USA, Inc. and the
                              Registrant.